SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2020
Disclosure of events after reporting period [Abstract]
SUBSEQUENT EVENTS	SUBSEQUENT EVENTS
On January 4, 2021, Brookfield Asset Management announced a proposal to acquire 100% of the LP Units that it does not already own for a price of $16.50 per LP Unit, or $5.9 billion in total value. The proposal provides that each holder of LP Units can elect to receive consideration per LP Unit of a combination of (i) 0.4 class A limited voting shares of Brookfield Asset Management (“Brookfield Shares”), (ii) $16.50 in cash, and/or (iii) 0.66 preferred units of our partnership with a liquidation preference of $25.00 per unit (“New Preferred Units”), subject in each case to pro-ration based on a maximum of 59.5 million Brookfield Shares (42% of the total value of the LP Units), maximum cash consideration of $2.95 billion (50% of the total value of the LP Units), and a maximum value of $500 million in New Preferred Units (8% of the total value of the LP Units). If holders of LP Units collectively elect to receive in excess of $500 million in New Preferred Units, the amount of New Preferred Units can increase to a maximum of $1 billion, offset against the maximum amount of Brookfield Shares. The maximum amount of cash consideration would not be affected. The board of directors of the BPY General Partner has established a committee of independent directors to review and consider the proposal.

On February 1, 2021, the board of directors declared a quarterly distribution on the partnership’s LP Units of $0.3325 per unit ($1.33 on an annualized basis) payable on March 31, 2021 to unitholders of record at the close of business on February 28, 2021.
On February 17, 2021, BSREP I and BSREP II co-sponsored the launch of the Brookfield India Real Estate Trust (“India REIT”) initial public offering. The India REIT was seeded with three assets from an investment in BSREP I and an asset from an investment in BSREP II. BSREP I and BSREP II have an approximate 54% controlling interest in the India REIT. The partnership will continue to consolidate its investment in the assets seeded into the India REIT, as the partnership retains a controlling interest via its investment in BSREP I and BSREP II.